Exhibit 99.1

R Squared Contracting, Inc

December 31, 2008 and 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
R Squared Contracting, Inc.
San Diego, California

We have audited the accompanying balance sheets of R Squared Contracting, Inc. (the “Company”) as of December 31, 2008 and 2007 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Li & Company, PC
Li & Company, PC

Skillman, New Jersey
January 3, 2010

R Squared Contracting, Inc.
Balance Sheets

	December 31, 2008	December 31, 2007
ASSETS
Current Assets:
Cash	$-	$76,845
Accounts receivable	109,399	-
Other receivables	2,000	-
Total current assets	111,399	76,845

Property and equipment, net	156,243	25,049

Security deposit	6,000	600
TOTAL ASSETS	$273,642	$102,494

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$49,562	$28,458
Accrued expenses	22,482	45,242
Billings in excess of cost and profit	124,177	-
Current maturities of notes payable	118,224	-
Total current liabilities	314,445	73,700

Notes payable, net of current maturities	367,918	19,351
Total liabilities	682,363	93,051

Stockholders' Equity (Deficit):
Common stock: no par value; 1,000,000 shares authorized; 800,000 and 100,000 shares issued and outstanding, respectively.	12,560	1,570
Retained earnings (deficit)	(421,281)	7,873

Total stockholders’ equity (deficit)	(408,721)	9,443

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$273,642	$102,494

See accompanying notes to the financial statements.

R Squared Contracting, Inc.
Statements of Operations

	For the Years Ended	For the Years Ended
	December 31, 2008	December 31, 2007
Revenues	$357,546	$1,089,392
Costs of goods sold	252,988	893,156
Gross profit	104,558	196,236

Operating Expenses:
Compensation	273,282	108,252
Selling, general and administrative	260,430	80,111
Total operating expenses	533,712	188,363

Income (loss) before income taxes	(429,154)	7,873

Provision for income taxes	-	-

Net income (loss)	$(429,154)	$7,873

Net income (loss) per common share - basic and diluted	$(4.21)	$0.08

Weighted average number of common shares outstanding – basic and diluted	101,918	100,000

See accompanying notes to the financial statements.

R Squared Contracting, Inc.
Statement of Stockholders’ Equity (Deficit)
For the Years Ended December 31, 2008 and 2007

	Common Shares	Amount	Retained Earnings Deficit	Total

Balance, January 1, 2007	-	$-	$-	$-
Common stock issued for cash	100,000	1,570		1,570

Net income			7,873	7,873

Balance, December 31, 2007	100,000	1,570	7,873	9,443

Common stock issued for services	476,000	7,473		7,473

Common stock issued for property and equipment	224,000	3,517		3,517

Net loss	-	-	(429,154)	(429,154)

Balance, December 31, 2008	800,000	$12,560	$(421,281)	$(408,721)

See accompanying notes to the financial statements.

R Squared Contracting, Inc.
Statements of Cash Flows
For the Years Ended December 31, 2008 and 2007

	For the Years Ended	For the Years Ended
	December 31, 2008	December 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(429,154)	$7,873
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	15,971	9,285
Common stock issued for services	7,473	-
Changes in operating assets and liabilities:
Accounts receivables	(109,399)	-
Other receivables	(2,000)	-
Security deposit	(5,400)	(600)
Accounts payable	21,104	28,458
Accrued expenses	(22,760)	45,242
Billings in excess of cost and profit	124,177	-
Net Cash Provided by (Used in) Operating Activities	(399,988)	90,258

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(143,648)	(34,334)
Net Cash Used in Investing Activities	(143,648)	(34,334)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	466,791	19,351
Sale of common stock	-	1,570
Net Cash Provided by Financing Activities	466,791	20,921

NET CHANGE IN CASH	(76,845)	76,845

CASH AT BEGINNING OF YEAR	76,845	-
CASH AT END OF YEAR	$-	$76,845

SUPPLEMENTAL SCHEDULE OF CASH FLOW ACTIVITIES
Cash Paid For:
Interest	$-	$-
Income taxes	$-	$-
NON-CASH FINANCING AND INVESTING
Common stock issued for property and equipment	$3,517	$-

See accompanying notes to the financial statements.

R Squared Contracting, Inc.
December 31, 2008 and 2007
Notes to the Financial Statements

NOTE 1 – ORGANIZATION AND OPERATIONS

R Squared Contracting, Inc. (“R Squared” or the “Company”) was incorporated in the State of California on January 2, 2007.  R Squared Contracting, Inc. is based in San Diego, California and is a provider of energy efficiency products and technologies to the residential, commercial and industrial building markets. The Company is also a provider of Ethanol fuel and Ethanol production technologies to residential, corporate and government customers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period.  Significant estimates include the estimated useful lives of property and equipment.  Actual results could differ from those estimates.

Cash equivalents

The Company considers highly liquid, temporary cash investments with an original maturity period of three months or less to be cash equivalents.

Accounts receivable

Accounts receivable are recorded at the invoiced amount, net of an allowance for doubtful accounts.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience, customer specific facts and economic conditions. Bad debt expense is included in general and administrative expenses, if any.

Outstanding account balances are reviewed individually for collectability.  Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

The Company does not have any off-balance-sheet credit exposure to its customers.

Property and equipment

Property and equipment are recorded at cost.  Expenditures for major additions and betterments are capitalized.  Maintenance and repairs are charged to operations as incurred.  Depreciation of property and equipment is computed by the straight-line method (after taking into account their respective estimated residual values) over the assets estimated useful lives ranging from three (3) years to five (5) years.  Upon sale or retirement of property and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the statements of operations.  Leasehold improvements, if any, are amortized on a straight-line basis over the term of the lease or the estimated useful lives, whichever is shorter.  Upon becoming fully amortized, the related cost and accumulated amortization are removed from the accounts.

Impairment of long-lived assets

The Company follows Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”) for its long-lived assets. The Company’s long-lived assets, which include property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

The Company assesses the recoverability of its long-lived assets by comparing the projected undiscounted net cash flows associated with the related long-lived asset or group of long-lived assets over their remaining estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.  Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable.  If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives.  The Company determined that there were no impairments of long-lived assets as of December 31, 2008 or 2007.

Fair value of financial instruments

The Company follows Statement of Financial Accounting Standards No. 107 “Disclosures about fair value of Financial Instruments” (“SFAS No. 107”) for disclosures about fair value of its financial instruments and has adopted Financial Accounting Standards Board (“FASB”) No. 157 “Fair Value Measurements” (“SFAS No. 157”) to measure the fair value of its financial instruments.  SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, SFAS No. 157 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  The three (3) levels of fair value hierarchy defined by SFAS No. 157 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses, approximate their fair values because of the short maturity of these instruments. The Company’s notes payable approximate the fair value of such instruments based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at December 31, 2008 and 2007.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at December 31, 2008 or 2007, nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the interim period ended December 31, 2008 or 2007.

Revenue recognition

In accordance with SEC Staff Accounting Bulletin No. 101 — “Revenue Recognition in Financial Statements” (“SAB”), which was superseded by SAB 104, contract revenues are recognized using the percentage of completion method. The percentage of completion is calculated by dividing the direct labor and other direct costs incurred by the total estimated direct costs of the project. Contract value is defined as the total value of the contract, plus the value of approved change orders. Estimates of costs to complete are reviewed periodically and modified as required.

Revenue from the sale of materials is recognized when delivery occurs and risk of ownership passes to the customer.

Stock-based compensation

The Company accounted for its stock based compensation under the recognition and measurement principles of the fair value recognition provisions of Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-Based Payment” (“SFAS No. 123R”) and the Financial Accounting Standards Board Emerging Issues Task Force Issue No. 96-18 “Accounting For Equity Instruments That Are Issued To Other Than Employees For Acquiring, Or In Conjunction With Selling Goods Or Services” (“EITF No. 96-18”) using the modified prospective method.  All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.  The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the third-party performance is complete or the date on which it is probable that performance will occur.

Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”.  Under Statement No. 109, the asset and liability method is used in accounting for income taxes.  Deferred taxes are recognized for temporary differences between the bases of assets and liabilities for financial statement and income tax purposes.  The temporary differences relate primarily to net operating loss carryforwards.  A valuation allowance is recorded for deferred tax assets when it is more likely than not that some or all of the deferred tax assets will not be realized through future operations.

In addition, the Company follows the provisions of FASB Interpretation No. 48,"Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No.109 ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. A company must determine whether it is "more-likely-than-not" that a tax position will be sustained upon examination, including resolution of any related appeals or litigation procedures, based on the technical merits of the position.  Once it is determined that a position meets the more-likely-than-not recognition threshold, the position is measured to determine the amount of benefit to recognize in the financial statements. Review of the Company’s possible tax for 2008 and 2007 did not result in any positions requiring disclosure.  Should the Company need to record interest and/or penalties related to uncertain tax positions, or other tax authority assessments, it would classify such expenses as part of the income tax provision.

Net income (loss) per common share

Basic net income (loss) per common share has been calculated by dividing the net loss for the period by the basic weighted average number of common shares outstanding. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period. There were no potentially dilutive shares outstanding as of December 31, 2008 or 2007.

Recently issued accounting pronouncements

In June 2003, the United States Securities and Exchange Commission (“SEC”) adopted final rules under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”), as amended by SEC Release No. 33-9072 on October 13, 2009.  Under the provisions of Section 404 of the Sarbanes-Oxley Act, public companies and their independent auditors are each required to report to the public on the effectiveness of a company’s internal controls.  The smallest public companies with a public float below $75 million have been given extra time to design, implement and document these internal controls before their auditors are required to attest to the effectiveness of these controls.  This extension of time will expire beginning with the annual reports of companies with fiscal years ending on or after June 15, 2010.  . Commencing with the Company’s Annual Report for the year ended December 31, 2010, the Company will be required to include a report of management on its internal control over financial reporting.  The internal control report must include a statement

•	Of management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;

•	Of management’s assessment of the effectiveness of its internal control over financial reporting as of fiscal year end; and

•	Of the framework used by management to evaluate the effectiveness of the Company’s internal control over financial reporting.

Furthermore, it is required to file the auditor’s attestation report separately on the Company’s internal control over financial reporting on whether it believes that the Company has maintained, in all material respects, effective internal control over financial reporting.

In June 2009, the FASB approved the “FASB Accounting Standards Codification” (the “Codification”) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009.  The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place.  All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered non-authoritative. The Codification is effective for interim and annual periods ending after September 15, 2009.

In August 2009, the FASB issued the FASB Accounting Standards Update No. 2009-04 “Accounting for Redeemable Equity Instruments - Amendment to Section 480-10-S99” which represents an update to section 480-10-S99, distinguishing liabilities from equity, per EITF Topic D-98, Classification and Measurement of Redeemable Securities.  The Company does not expect the adoption of this update to have a material impact on its consolidated financial position, results of operations or cash flows.

In August 2009, the FASB issued the FASB Accounting Standards Update No. 2009-05 “Fair Value Measurement and Disclosures Topic 820 – Measuring Liabilities at Fair Value”, which provides amendments to subtopic 820-10, Fair Value Measurements and Disclosures – Overall, for the fair value measurement of liabilities.  This update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the following techniques: 1. A valuation technique that uses: a. The quoted price of the identical liability when traded as an asset b. Quoted prices for similar liabilities or similar liabilities when traded as assets. 2. Another valuation technique that is consistent with the principles of topic 820; two examples would be an income approach, such as a present value technique, or a market approach, such as a technique that is based on the amount at the measurement date that the reporting entity would pay to transfer the identical liability or would receive to enter into the identical liability. The amendments in this update also clarify that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. The amendments in this update also clarify that both a quoted price in an active market for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements.  The Company does not expect the adoption of this update to have a material impact on its consolidated financial position, results of operations or cash flows.

In September 2009, the FASB issued the FASB Accounting Standards Update No. 2009-08 “Earnings Per Share – Amendments to Section 260-10-S99”,which represents technical corrections to topic 260-10-S99, Earnings per share, based on EITF Topic D-53, Computation of Earnings Per Share for a Period that includes a Redemption or an Induced Conversion of a Portion of a Class of Preferred Stock and EITF Topic D-42, The Effect of the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock. The Company does not expect the adoption of this update to have a material impact on its consolidated financial position, results of operations or cash flows.

In September 2009, the FASB issued the FASB Accounting Standards Update No. 2009-09 “Accounting for Investments-Equity Method and Joint Ventures and Accounting for Equity-Based Payments to Non-Employees”.  This update represents a correction to Section 323-10-S99-4, Accounting by an Investor for Stock-Based Compensation Granted to Employees of an Equity Method Investee. Additionally, it adds observer comment Accounting Recognition for Certain Transactions Involving Equity Instruments Granted to Other Than Employees to the Codification. The Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

In September 2009, the FASB issued the FASB Accounting Standards Update No. 2009-12 “Fair Value Measurements and Disclosures Topic 820 – Investment in Certain Entities That Calculate Net Assets Value Per Share (or Its Equivalent)”, which provides amendments to Subtopic 820-10, Fair Value Measurements and Disclosures-Overall, for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). The amendments in this update permit, as a practical expedient, a reporting entity to measure the fair value of an investment that is within the scope of the amendments in this update on the basis of the net asset value per share of the investment (or its equivalent) if the net asset value of the investment (or its equivalent) is calculated in a manner consistent with the measurement principles of Topic 946 as of the reporting entity’s measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with Topic 820. The amendments in this update also require disclosures by major category of investment about the attributes of investments within the scope of the amendments in this update, such as the nature of any restrictions on the investor’s ability to redeem its investments a the measurement date, any unfunded commitments (for example, a contractual commitment by the investor to invest a specified amount of additional capital at a future date to fund investments that will be make by the investee), and the investment strategies of the investees. The major category of investment is required to be determined on the basis of the nature and risks of the investment in a manner consistent with the guidance for major security types in U.S. GAAP on investments in debt and equity securities in paragraph 320-10-50-1B. The disclosures are required for all investments within the scope of the amendments in this update regardless of whether the fair value of the investment is measured using the practical expedient. The Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2008 and 2007 consisted of:

	2008	2007
Vehicles	$76,190	$31,311
Leasehold Improvements	94,436	-
Furniture and Equipment	10,873	3,023
	181,499	34,334
Less: Accumulated Depreciation	(25,256)	(9,285)
Property and Equipment, net	$156,243	$25,049

On December 31, 2008, the Company issued 224,000 shares for furniture and equipment valued at $3,517.

Depreciation and amortization expense for the year ended December 31, 2008 and 2007 was $15,971 and $9,285 respectively.

NOTE 4 – NOTES PAYABLE

Notes payable at December 31, 2008 and 2007 consisted of:

	2008	2007
Vehicle loans	$42,072	$-
Related party promissory notes	444,070	19,351
	486,142	19,351
Less: current maturities	(118,224)	-
	$367,918	$19,351

Vehicle Loans

In 2008, the Company purchased two vehicles that were financed through GMAC. Interest on the GMAC loans is 9.75% and monthly payments approximate $950.  Final payments for both loans are due in July 2013.

Related Party Promissory Notes

On October 8, 2008, the Company issued a promissory note (the “Note”) to Pacific Consortium Investments (“Pacific”) in the amount of $300,000. Interest accrues on the note at the rate of 5% per annum. Under the term of the Note, the Company shall make 36 monthly payments of $9,180 beginning on March 15, 2009.  Subsequent to execution of the Note, Pacific advanced the Company additional amounts totaling $100,000 which are treated as additional borrowings under the Note. The controlling party of Pacific is a shareholder of the Company.

In 2008, the Company borrowed $15,000 from a related party. The amount was paid in full in July 2009. There was no interest on the note.

In 2007, the Company issued a note payable to a related party in the amount of $19,351.During 2008 the Company received additional funds from the same party in the amount of $9,719. The notes bear no interest and are payable on demand.

NOTE 5 - STOCKHOLDERS’ EQUITY

On January 2, 2007, the Company issued 100,000 shares of common stock to its founder and Chief Executive Officer for cash of $1,570.

On December 31, 2008, the Company issued 224,000 shares for furniture and equipment valued at $3,517, the value of the equipment.

On December 31, 2008, the Company issued 476,000 shares for consulting services.  The Company recorded consulting fee expense of $7,473 related to the issue of the shares, the fair value of the common stock on the date of issuance.

NOTE 6 – SUBSEQUENT EVENTS

The Company has evaluated all events that occurred after the balance sheet date of September 30, 2009 through January 3, 2010, the date when the financial statements were issued to determine if they must be reported.  The Management of the Company determined that there were certain reportable subsequent events to be disclosed as follows:

Distribution Agreement

Pursuant to an Agreement dated January 14, 2009 between the Company and E-Fuel Corporation (“E-Fuel”), (the “Distribution Agreement”), the Company acquired exclusive rights to distribute E-Fuel equipment, parts and accessories used in the production of ethanol for San Diego, Orange and Los Angeles counties in the state of California.  The term of the Distribution Agreement is for three years and may be extended for additional one year term(s) by the mutual written consent of the Company and E-Fuel. Under the term of the Agreement, the Company is required to minimum order quantities. The Company paid E-Fuel a $500,000 distribution fee to acquire the limited exclusive distribution rights. The distribution fee will be amortized over the initial three year term of the Agreement; beginning when the Company completes its beta testing of the E-Fuel equipment.

Convertible Notes

During the nine months ended September 2009, the Company issued $625,000 of convertible notes payable (the “Notes”) to investors. The Notes are due and payable on the earlier of (1) twenty-four (24) months from the date of issuance or (2) upon receipt of financing by the Company, whether by debt or equity, of gross proceeds of at least $3 million. The Notes accrue interest at the rate of 8% per annum.

Should the Company complete any financings, debt or equity, which include any equity component or provide for a right to convert into equity, and if the entire principal of the loan remains outstanding, the investors shall have the option to convert, on an all-or-none basis, the entire principal and outstanding interest of the Notes into said financing at a price equal to eighty-five percent (85%) of the purchase price of said financing.

Legal Proceedings

The Company is subject to one legal proceeding that is discussed below.  The Company does not believe it has a potential liability related to the current legal proceedings that could have a material adverse effect on its financial condition, liquidity or results of operations. However, the result of the legal proceedings cannot be predicted with certainty. Should the Company fail to prevail in this legal matters, then the operating results could be materially adversely affected.

On September 3, 2009, the Company was served with a complaint filed by a former employee/ shareholder, Keith Miles, in the San Diego Superior Court (Keith Miles v. R Squared Contracting, Inc., dba Greenhouse Builders; Robert Russell Earnshaw; John Galt; Galt Corp.; and Does 1 through 25, San Diego Superior Court case number 37-2009-00097598-CU-BC-CTL).  In this complaint, Miles asserts that the manner and procedures used to terminate Mr. Miles were not in accordance with the Management Agreement and Shareholder Agreement executed among the relevant parties. In connection therewith, Miles seeks: Declaratory Relief, Breach of Contract, Breach of Fiduciary Duty, Constructive Trust, Accounting and Claim and Delivery.

The Company intends to vigorously defend against this allegation.

R Squared Contracting, Inc.
Balance Sheets

	September 30, 2009	December 31, 2008
	(Unaudited)
ASSETS
Current Assets:
Cash	$121,142	$-
Accounts receivable	1,239,173	109,399
Other receivables	93,292	2,000
Prepaid expenses	127,622	-
Total current assets	1,581,229	111,399

Property and equipment, net	144,545	156,243
Security deposit	6,000	6,000
Distribution rights	500,000	-
TOTAL ASSETS	$2,231,774	$273,642
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable	$569,495	$49,562
Accrued expenses	66,846	22,482
Billings in excess of cost and profit	1,248,784	124,177
Current maturities of notes payable	101,575	118,224
Total current liabilities	1,986,700	314,445

Notes payable, net of current maturities	1,672,587	367,918
Total liabilities	3,659,287	682,363

Stockholders' Deficit:
Common stock: no par value; 1,000,000 shares authorized; 800,000 shares issued and outstanding	12,560	12,560
Accumulated deficit	(1,440,073)	(421,281)

Total stockholders’ deficit	(1,427,513)	(408,721)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$2,231,774	$273,642

See accompanying notes to the financial statements.

R Squared Contracting, Inc.
Statements of Operations
(Unaudited)

	For the Nine Months Ended	For the Nine Months Ended
	September 30, 2009	September 30, 2008
Revenues	$3,486,217	$238,609
Costs of goods sold	2,201,725	76,812
Gross profit	1,284,492	161,797

Operating Expenses:

Selling, general and administrative	2,267,377	389,077
Total operating expenses	2,267,377	389,077

Income (loss) before income taxes	(982,885)	(227,280)

Provision for income taxes	35,907	-

Net income (loss)	$(1,018,792)	$(227,280)

Net income (loss) per common share - basic and diluted	$(1.27)	$(2.27)

Weighted average number of common shares outstanding – basic and diluted	800,000	100,000

See accompanying notes to the financial statements.

R Squared Contracting, Inc.
Statements of Cash Flows
(Unaudited)

	For the Nine Months Ended	For the Nine Months Ended
	September 30, 2009	September 30, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,018,792)	$(227,280)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	37,985	14,145
Changes in operating assets and liabilities:
Accounts receivables	(1,129,774)	(77,407)
Other receivables	(91,292)	(2,000)
Prepaid expenses	(127,622)	-
Security deposit	-	(5,400)
Accounts payable and accrued expenses	564,297	(55,114)
Billings in excess of cost and profit	1,124,607	-
Net Cash Provided by (Used in) Operating Activities	(640,591)	(353,056)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(26,287)	(49,210)
Payment for distribution rights	(500,000)	-
Net Cash Used in Investing Activities	(526,287)	(49,210)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	1,308,667	330,073
Payments of notes payable	(20,647)	-
Net Cash Provided by Financing Activities	1,288,020	330,073

NET CHANGE IN CASH	121,142	(72,193)

CASH AT BEGINNING OF YEAR	-	76,845
CASH AT END OF YEAR	$121,142	$4,652

SUPPLEMENTAL SCHEDULE OF CASH FLOW ACTIVITIES
Cash Paid For:
Interest	$-	$-
Income taxes	$-	$-

See accompanying notes to the financial statements.

R Squared Contracting, Inc.
September 30, 2009 and 2008
Notes to the Financial Statements
(Unaudited)

NOTE 1 – ORGANIZATION AND OPERATIONS

R Squared Contracting, Inc. (“R Squared” or the “Company”) was incorporated in the State of California on January 2, 2007.  R Squared Contracting, Inc. is based in San Diego, California and is a provider of energy efficiency products and technologies to the residential, commercial and industrial building markets. The Company is also a provider of Ethanol fuel and Ethanol production technologies to residential, corporate and government customers.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) to Form 10 and Article 8 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations realized during an interim period are not necessarily indicative of results to be expected for a full year. These financial statements should be read in conjunction with the information filed as part of the Company’s Registration Statement on Form S-1, of which this Prospectus is a part.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Accounts receivable

Accounts receivable are recorded at the invoiced amount, net of an allowance for doubtful accounts.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience, customer specific facts and economic conditions. Bad debt expense is included in general and administrative expenses, if any.

Outstanding account balances are reviewed individually for collectability.  Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  The Company does not have any off-balance-sheet credit exposure to its customers.

Property and equipment

Property and equipment are recorded at cost.  Expenditures for major additions and betterments are capitalized.  Maintenance and repairs are charged to operations as incurred.  Depreciation of property, plant and equipment is computed by the straight-line method (after taking into account their respective estimated residual values) over the assets estimated useful lives ranging from five (5) years to seven (7) years.  Upon sale or retirement of property, plant and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the consolidated statements of income and comprehensive Income.  Leasehold improvements, if any, are amortized on a straight-line basis over the term of the lease or the estimated useful lives, whichever is shorter.  Upon becoming fully amortized, the related cost and accumulated amortization are removed from the accounts.

Impairment of long-lived assets

The Company has adopted paragraph 360-10-35-17 of the FASB Accounting Standards Codification for its long-lived assets.  The Company’s long-lived assets, which include property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

The Company assesses the recoverability of its long-lived assets by comparing the projected undiscounted net cash flows associated with the related long-lived asset or group of long-lived assets over their remaining estimated useful lives against their respective carrying amounts.  Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.  Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable.  If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives.  The Company determined that there were no impairments of long-lived assets as of September 30, 2009 or 2008.

Customer deposits

Customer deposits primarily represent amounts received from customers for future delivery of products, all of which were fully or partially refundable depending upon the terms and conditions of the sales agreements.

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments.  Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

The carrying amounts of the Company’s financial assets and liabilities, such as cash, accounts payable, accrued expenses and customer deposits, approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at September 30, 2009 or 2008, nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the interim period ended September 30, 2009 or 2008.

Revenue recognition

In accordance with paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue contract revenues are recognized using the percentage of completion method. The percentage of completion is calculated by dividing the direct labor and other direct costs incurred by the total estimated direct costs of the project. Contract value is defined as the total value of the contract, plus the value of approved change orders. Estimates of costs to complete are reviewed periodically and modified as required.

Income taxes

The Company follows Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Operations in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”). Section 740-10-25.addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.   The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement.

Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.  The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of Section 740-10-25.

Net loss per common share

Net loss per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification.  Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.  Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period.  There were no potentially dilutive shares outstanding as of September 30, 2009 or 2008.

Recently issued accounting standards

In June 2003, the Securities and Exchange Commission (“SEC”) adopted final rules under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”), as amended by SEC Release No. 33-9072 on October 13, 2009. Under the provisions of Section 404 of the Sarbanes-Oxley Act, public companies and their independent auditors are each required to report to the public on the effectiveness of a company’s internal controls.  The smallest public companies with a public float below $75 million have been given extra time to design, implement and document these internal controls before their auditors are required to attest to the effectiveness of these controls.  This extension of time will expire beginning with the annual reports of companies with fiscal years ending on or after June 15, 2010.  Commencing with its annual report for the year ending December 31, 2010, the Company will be required to include a report of management on its internal control over financial reporting. The internal control report must include a statement

☐	of management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;

☐	of management’s assessment of the effectiveness of its internal control over financial reporting as of year end; and

☐	of the framework used by management to evaluate the effectiveness of the Company’s internal control over financial reporting.

Furthermore, it is required to file the auditor’s attestation report separately on the Company’s internal control over financial reporting on whether it believes that the Company has maintained, in all material respects, effective internal control over financial reporting.

In June 2009, the FASB approved the “FASB Accounting Standards Codification” (the “Codification”) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009.  The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place.  All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered non-authoritative. The Codification is effective for interim and annual periods ending after September 15, 2009.

In August 2009, the FASB issued the FASB Accounting Standards Update No. 2009-04 “Accounting for Redeemable Equity Instruments - Amendment to Section 480-10-S99” which represents an update to section 480-10-S99, distinguishing liabilities from equity, per EITF Topic D-98, Classification and Measurement of Redeemable Securities.  The Company does not expect the adoption of this update to have a material impact on its consolidated financial position, results of operations or cash flows.

In August 2009, the FASB issued the FASB Accounting Standards Update No. 2009-05 “Fair Value Measurement and Disclosures Topic 820 – Measuring Liabilities at Fair Value”, which provides amendments to subtopic 820-10, Fair Value Measurements and Disclosures – Overall, for the fair value measurement of liabilities.  This update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the following techniques: 1. A valuation technique that uses: a. The quoted price of the identical liability when traded as an asset b. Quoted prices for similar liabilities or similar liabilities when traded as assets. 2. Another valuation technique that is consistent with the principles of topic 820; two examples would be an income approach, such as a present value technique, or a market approach, such as a technique that is based on the amount at the measurement date that the reporting entity would pay to transfer the identical liability or would receive to enter into the identical liability. The amendments in this update also clarify that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. The amendments in this update also clarify that both a quoted price in an active market for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements.  The Company does not expect the adoption of this update to have a material impact on its consolidated financial position, results of operations or cash flows.

In September 2009, the FASB issued the FASB Accounting Standards Update No. 2009-08 “Earnings Per Share – Amendments to Section 260-10-S99”,which represents technical corrections to topic 260-10-S99, Earnings per share, based on EITF Topic D-53, Computation of Earnings Per Share for a Period that includes a Redemption or an Induced Conversion of a Portion of a Class of Preferred Stock and EITF Topic D-42, The Effect of the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock. The Company does not expect the adoption of this update to have a material impact on its consolidated financial position, results of operations or cash flows.

In September 2009, the FASB issued the FASB Accounting Standards Update No. 2009-09 “Accounting for Investments-Equity Method and Joint Ventures and Accounting for Equity-Based Payments to Non-Employees”.  This update represents a correction to Section 323-10-S99-4, Accounting by an Investor for Stock-Based Compensation Granted to Employees of an Equity Method Investee. Additionally, it adds observer comment Accounting Recognition for Certain Transactions Involving Equity Instruments Granted to Other Than Employees to the Codification. The Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

In September 2009, the FASB issued the FASB Accounting Standards Update No. 2009-12 “Fair Value Measurements and Disclosures Topic 820 – Investment in Certain Entities That Calculate Net Assets Value Per Share (or Its Equivalent)”, which provides amendments to Subtopic 820-10, Fair Value Measurements and Disclosures-Overall, for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). The amendments in this update permit, as a practical expedient, a reporting entity to measure the fair value of an investment that is within the scope of the amendments in this update on the basis of the net asset value per share of the investment (or its equivalent) if the net asset value of the investment (or its equivalent) is calculated in a manner consistent with the measurement principles of Topic 946 as of the reporting entity’s measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with Topic 820. The amendments in this update also require disclosures by major category of investment about the attributes of investments within the scope of the amendments in this update, such as the nature of any restrictions on the investor’s ability to redeem its investments a the measurement date, any unfunded commitments (for example, a contractual commitment by the investor to invest a specified amount of additional capital at a future date to fund investments that will be make by the investee), and the investment strategies of the investees. The major category of investment is required to be determined on the basis of the nature and risks of the investment in a manner consistent with the guidance for major security types in U.S. GAAP on investments in debt and equity securities in paragraph 320-10-50-1B. The disclosures are required for all investments within the scope of the amendments in this update regardless of whether the fair value of the investment is measured using the practical expedient. The Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

NOTE 3 - FINANCIAL CONDITION

As reflected in the accompanying financial statements, the Company had an accumulated deficit of $1,440,083 at September 30, 2009, a net loss and net cash used in operations of $1,018,792 and $640,591 for the interim period ended September 30, 2009, respectively.

While the Company is attempting to produce sufficient revenues, the Company’s cash position may not be sufficient to support the Company’s daily operations. While the Company believes in the viability of its strategy to produce sales volume and in its ability to raise additional funds, there can be no assurances to that effect. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.

NOTE 4 – DISTRIBUTION RIGHTS

Pursuant to an Agreement dated January 14, 2009 between the Company and E-Fuel Corporation (“E-Fuel”), (the “Distribution Agreement”), the Company acquired exclusive rights to distribute E-Fuel equipment, parts and accessories used in the production of ethanol for San Diego, Orange and Los Angeles counties in the state of California.  The term of the Distribution Agreement is for three years and maybe extended for an additional one year term(s) by the mutual written consent of the Company and E-Fuel. Under the term of the Agreement, the Company is required to minimum order quantities. The Company paid E-Fuel a $500,000 distribution fee to acquire the limited exclusive distribution rights. The distribution fee will be amortized over the initial three year term of the Agreement; beginning when the Company completes its beta testing of the E-Fuel equipment.

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment at September 30, 2009 and December 31, 2008 consisted of:

	September 30, 2009	December 31, 2008
Vehicles	$102,478	$76,190
Leasehold Improvements	94,436	94,436
Furniture and Equipment	10,873	10,873
	207,785	181,499
Less: Accumulated Depreciation	(63,240)	(25,256)
Property and Equipment, net	$144,545	$156,243

On December 31, 2008, the Company issued 224,000 shares for furniture and equipment valued at $3,517.

Depreciation and amortization expense for the nine months ended September 30, 2009 and 2008 was $37,985 and $14,145 respectively.

NOTE 6 – NOTES PAYABLE

Notes payable at September 30, 2009 and December 31, 2008 consisted of:

	September 30, 2009	December 31, 2008
Vehicle loans	$60,420	$42,072
Convertible notes	625,000	-
Related party promissory notes	1,088,742	444,070

	1,774,162	486,142
Less: current maturities	(101,575)	(118,224)
	$1,672,587	$367,918

Convertible Notes

During the nine months ended September 2009, the Company issued $625,000 of convertible notes payable (the “Notes”) to investors. The Notes are due and payable on the earlier of (1) twenty-four (24) months from the date of issuance or (2) upon receipt of financing by the Company, whether by debt or equity, of gross proceeds of at least $3 million. The Notes accrue interest at the rate of 8% per annum. Should the Company complete any financings, debt or equity, which include any equity component or provide for a right to convert into equity, and if the entire principal of the loan remains outstanding, the investors shall have the option to convert, on an all-or-none basis, the entire principal and outstanding interest of the Notes into said financing at a price equal to eighty-five percent (85%) of the purchase price of said financing.

Vehicle Loans

In 2008, the Company purchased to two vehicles that were financed through GMAC. Interest on the GMAC loans is 9.75% and monthly payments approximate $950.  Final payments for both loans are due in July 2013.

Related Party Promissory Notes

On October 8, 2008, the Company issued a promissory note (the “Note”) to Pacific Consortium Investments (“Pacific”) in the amount of $300,000. Interest accrues on the note at the rate of 5% per annum. Under the term of the Note, the Company shall make 36 monthly payments of $9,180 beginning on March 15, 2009.  Subsequent to execution of the Note, Pacific advanced the Company additional amounts totaling $100,000 through December 31, 2008 and $100,000 during the nine months ended September 30, 2009 which is treated as additional borrowings under the Note. The controlling party of Pacific is a shareholder of the Company.

In 2008, the Company borrowed $15,000 from a related party. The amount was paid in full in July 2009. There was no interest on the note.

In 2007, the Company issued a note payable to a related party in the amount of $19,351.During 2008 the Company received additional funds from the same party in the amount of $9,719. During the nine months ended September 30, 2009, the Company received additional funds from the same party in the amount of $18,518.

During the nine months ended September 30, 2009, the Company issued a note payable in the amount of $300,000 and received a loan in the amount of $41,153 from its principal shareholder and Chief Executive Officer. The Company also issued two promissory notes of $100,000 each to related parties.

NOTE 7 – CONTINGENCIES

Legal Proceedings

The Company is subject to one legal proceeding that is discussed below.  The Company does not believe it has a potential liability related to the current legal proceedings that could have a material adverse effect on its financial condition, liquidity or results of operations. However, the result of the legal proceedings cannot be predicted with certainty. Should the Company fail to prevail in this legal matters, then the operating results could be materially adversely affected.

On September 3, 2009, the Company was served with a complaint filed by a former employee/ shareholder, Keith Miles, in the San Diego Superior Court (Keith Miles v. R Squared Contracting, Inc., dba Greenhouse Builders; Robert Russell Earnshaw; John Galt; Galt Corp.; and Does 1 through 25, San Diego Superior Court case number 37-2009-00097598-CU-BC-CTL).  In this complaint, Miles asserts that the manner and procedures used to terminate Mr. Miles were not in accordance with the Management Agreement and Shareholder Agreement executed among the relevant parties. In connection therewith, Miles seeks: Declaratory Relief, Breach of Contract, Breach of Fiduciary Duty, Constructive Trust, Accounting and Claim and Delivery.

The Company intends to vigorously defend against this allegation.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated all events that occurred after the balance sheet date of September 30, 2009 through January 3, 2010, the date when the financial statements were issued to determine if they must be reported.  The Management of the Company determined that there was a reportable subsequent events to be disclosed as follows:

From October through December 2009, the Company issued an additional $125,000 of convertible notes (the “Notes”) payable to investors. The Notes are due and payable on the earlier of (1) twenty-four (24) months from the date of issuance or (2) upon receipt of financing by the Company, whether by debt or equity, of gross proceeds of at least $3 million. The Notes accrue interest at the rate of 8% per annum. Should the Company complete any financings, debt or equity, which include any equity component or provide for a right to convert into equity, and if the entire principal of the loan remains outstanding, the investors shall have the option to convert, on an all-or-none basis, the entire principal and outstanding interest of the Notes into said financing at a price equal to eighty-five percent (85%) of the purchase price of said financing.